UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2006

BIOANALYTICAL SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-23357	35-1345024
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 KENT AVENUE WEST LAFAYETTE, INDIANA	47906-1382
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (765) 463-4527

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Explanatory Note: This Amendment No. 1 amends the Current Report on Form 8-K of Bioanalytical Systems, Inc. (the "Company") dated May 10, 2006, reporting under Item 2.02 that the Registrant had issued a press release announcing results for the second quarter of fiscal year 2006 (the "Press Release"). This Amendment No. 1 amends the Current Report on Form 8-K dated May 10, 2006 in order to replace exhibit 99.1. As originally filed, exhibit 99.1 did not contain the Press Release, but contained portions of a press release that had been previously issued by the Company in 2005. The disclosure included under Item 2.02 of this Amendment No. 1 is the same as the disclosure included under Item 2.02 of the Current Report on Form 8-K dated May 10, 2006.

The information provided in Item 2.02 and Item 9.01 of this Form 8-K is being furnished and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 2.02 and Item 9.01 of this Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 2.02.	Results of Operations and Financial Condition.

On May 10, 2006, Bioanalytical Systems, Inc. (the "Company") issued a press release announcing results for the second quarter of fiscal year 2006. The full text of the press release is furnished as exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits
99.1	Bioanalytical Systems, Inc. press release, issued May 10, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bioanalytical Systems, Inc.

Date: May 17, 2006	By: /s/ Michael R. Cox Michael R. Cox Vice President, Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Bioanalytical Systems, Inc. press release, issued May 10, 2006.